                                POWER OF ATTORNEY

         We, the undersigned Trustees and officers of Schroder Capital Funds (Delaware), Schroder Capital Funds, and Schroder Series Trust (the "Trusts"), hereby constitute and appoint Catherine A. Mazza, Alexandra Poe, Carin F. Muhlbaum, Nancy A. Curtin, and Timothy W. Diggins as our true and lawful attorneys, with full power to each of them individually and with full power of substitution, to sign for us, and in each of our names and in the capacities indicated below, any and all amendments to the Registration Statements of the Trusts on Form N-1A, including all post-effective amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as said attorney might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof. In executing this Power of Attorney, each of us hereby revokes and rescinds all powers of attorney granted prior to the date hereof in each of our capacities as a Trustee of officer of the Trusts.

Name                           Capacity                      Date
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/s/ Nancy A. Curtin            Trustee and Chairman          June 2, 1999
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Nancy A. Curtin

/s/ David N. Dinkins           Trustee                       June 2, 1999
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David N. Dinkins

/s/ John I. Howel              Trustee                       June 2, 1999
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John I. Howel

/s/ Peter S. Knight            Trustee                       June 2, 1999
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Peter S. Knight

/s/ Peter E. Guernsey          Trustee                       June 2, 1999
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Peter E. Guernsey

/s/ Sharon L. Haugh            Trustee                       June 2, 1999
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Sharon L. Haugh

/s/ William L. Means           Trustee                       June 2, 1999
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William L. Means

/s/ Clarence F. Michalis       Trustee                       June 2, 1999
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Clarence F. Michalis

Name                           Capacity                      Date
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/s/ Hermann C. Schwab          Trustee                       June 2, 1999
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Herman C. Schwab

/s/ Alan Mandel                Treasurer and Principal       June 2, 1999
----------------------------   Financial and Accounting      -------------------
Alan Mandel                    Officer